Exhibit 10.152
                                 --------------


                              AMENDED AND RESTATED
                        GUARANTY AND SURETYSHIP AGREEMENT
                        ---------------------------------


         THIS AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty"), is made as of the 12th day of April, 2005, by Commodore Advanced Sciences, Inc., which maintains an office at 507 Knight Street, Suite B, Richland, Washington 99352 ("Guarantor") to and in favor of The Shaar Fund, Ltd., c/o SS&C Fund Services N.V., Pareraweg 45, Curacao, Netherlands Antilles (the "Lender"). This Guaranty amends and restates that certain Guaranty and Suretyship Agreement, dated June 13, 2001 (the "Original Guaranty") between Guarantor and the Lender.

                              W I T N E S S E T H:

         WHEREAS, on June 13, 2001, concurrently with the execution and delivery of that certain Security Agreement (the "Original Security Agreement") between the Lender, Guarantor and Commodore Applied Technologies, Inc. ("CXI"), CXI executed and delivered (i) to the Lender, a Secured Promissory Note in the principal amount of Five Hundred Thousand Dollars ($500,000.00) (the "Shaar Note"), a Warrant ("Shaar Warrant"), a Patent Collateral Assignment (the "Original Patent Collateral Assignment") and Registration Rights Agreement ("Shaar Registration Rights Agreement"); and (ii) to Milford Capital & Management ("Milford"), a Secured Promissory Note in the principal amount of Five Hundred Thousand Dollars ($500,000.00) ("Milford Note"), a Security Agreement ("Milford Security Agreement"), a Warrant ("Milford Warrant"), and a Registration Rights Agreement ("Milford Registration Rights Agreement"). The Milford Note, the Milford Security Agreement, the Milford Warrant, Milford Registration Rights Agreement, and the Milford Guaranty (as hereinafter defined) are sometimes hereinafter referred to as the "Milford Loan Documents");

         WHEREAS, pursuant to the Shaar Guaranty and a Guaranty and Suretyship Agreement, dated June 13, 2001, between Guarantor and Milford ("Milford Guaranty"), Guarantor, a wholly-owned subsidiary of CXI, guaranteed payment of the Shaar Note and the Milford Note;

         WHEREAS, subsequent to issuance of the Shaar Note, the Lender and CXI amended and restated the Shaar Note such that as of the date hereof the Shaar Note has an outstanding principal balance of Three Million Two Hundred Seventy-Nine Thousand Five Hundred Eighty Five Dollars ($3,279,585);

         WHEREAS, subsequent to the issuance of the Milford Note, Milford and CXI amended and restated the Milford Note and the Milford Note had an outstanding principal balance of One Hundred Eight-Eight Thousand One Hundred Forty-Nine Dollars ($188,149);

         WHEREAS, pursuant to that certain Purchase Agreement, dated March 23, 2005 (the "Purchase Agreement"), the Lender purchased, among other things, the amended and restated Milford Note from Milford;

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

         WHEREAS, pursuant to the Purchase Agreement, the rights and obligations under those Milford Loan Documents pertaining to Milford were assigned, transferred and conveyed to the Lender and all rights of Milford thereunder were extinguished;

         WHEREAS, pursuant to that certain Exchange Agreement, of even date herewith (the "Exchange Agreement"), (i) the Lender exchanged the outstanding principal amount of the Shaar Note and the Milford Note (including all forbearance amounts, accrued and unpaid interest and unpaid fees thereon) for the 10% Convertible Secured Note of CXI (the "Convertible Note"), in the original principal amount of Four Million Six Hundred Thousand Seven Hundred Thirty-Three ($4,600,733) Dollars, (ii) the Lender, CXI and Guarantor have agreed to amend and restate the Original Security Agreement (as amended and restated, the "Security Agreement"), (ii) the Lender and CXI have agreed to amend and restate the Original Patent Collateral Assignment, (as amended and restated, the "Patent Collateral Assignment"), (iii) the Lender exchanged all of its shares of CXI's Series E Convertible Preferred Stock and Series F
Convertible Preferred Stock for shares of CXI's Series I Convertible Preferred Stock created pursuant to a Certificate of Designation filed with the Secretary of State of the State of Delaware (the "Certificate of Designation");

         WHEREAS, During the six (6) month period following the Issue Date of the Note, if both the Lender and CXI consent, which consent can be withheld by a party for any reason whatsoever, the Lender will, from time to time, make advances to CXI under the Note in an aggregate principal amount of up to $500,000; provided, that at no time shall the Note have an outstanding Principal Balance more than $5,100,733.

         WHEREAS, Guarantor has and/or will derive and will continue to derive a substantial direct benefit from the Lender's making of the loan and advances evidenced by and under the Convertible Note to CXI; and

         WHEREAS, in order to induce Lender to enter into the Exchange Agreement and accept the Convertible Note in exchange for the Shaar Note and the Milford Note, the Guarantor has agreed to amend and restate the Shaar Guaranty (as amended and restated, the "Guaranty") to unconditionally guarantee the prompt and timely payment of all Obligations, as defined in the Security Agreement, due and payable by CXI pursuant to the Convertible Note. For purposes of this Agreement, the term "Documents" means (i) this Agreement; (ii) the Certificate of Designation; (iii) the Convertible Note; (iv) the Security Agreement; and (v) the Patent Collateral Assignment.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby agrees as follows:

Section 1.  Terms of Guaranty.
            -----------------

         (a) Guarantor absolutely and unconditionally guarantees and acts as a surety to Lender, its successors, endorsers and assigns for CXI's prompt payment

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

and performance when due of: (i) the Obligations and (ii) all of CXI's obligations to Lender, whether primary or secondary, direct, absolute or contingent, sole, joint and/or several, heretofore, now or hereafter acquired, whether at maturity or by acceleration, pursuant to or in connection with the Convertible Note and otherwise due and owing pursuant to the Documents (the obligations described in this Section 1(a) are hereinafter sometimes referred to as the "Guaranty Obligations"). Terms used herein but not otherwise defined shall have the meanings given to such terms in the Security Agreement and the Convertible Note.

         (b) If any of the Guaranty  Obligations  is not paid when due,  Lender:
(a) may forthwith recover from Guarantor the full amount of any liability under this Guaranty or the Documents; and (b) may sell all or any part of any property held as security under this Guaranty or the Documents on any exchange or at public or private sale at the option of the Lender, at any time or times without advertisement, or demand upon, or additional notice to Guarantor all of which are hereby waived, except such notice as is required by this Guaranty. Upon such sale, Lender or its nominee shall have the right to become the purchaser of the property at such sale unless prohibited by statute.

         (c) It is understood and agreed that this Guaranty is a guaranty of payment and not of collection, and is in no way conditioned or contingent upon any attempt to enforce Lender's rights against CXI or to collect from CXI or upon any other condition or contingency; accordingly, Lender shall have the right to proceed against the Guarantor immediately upon any default of CXI under the Documents, without taking any prior action or proceeding to enforce the Documents or any of them or for the liquidation or foreclosure of any security Lender may at any time hold pursuant thereto. It is expressly understood and agreed that this Guaranty is a continuing Guaranty and that the obligations of Guarantor hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of any of the Documents, or any other documents establishing or evidencing the Obligations. Guarantor, by its execution hereof, acknowledges receipt of true copies of all of the Documents and all other documents establishing or evidencing the Guaranty Obligations, and further assents to all agreements, including the Documents, made with Lender by CXI in connection with the Convertible Note.

         (d) To the extent the Guaranty Obligations are due and payable, and unpaid, and at any time thereafter, Lender shall have all the rights and remedies as against the Collateral of a secured party and further, Lender may apply or set-off such Collateral against the Guaranty Obligations as the Lender deems appropriate, and/or refuse to honor orders to pay or withdraw the Collateral or sums represented thereby, all at Lender's sole and absolute discretion.

         (e) The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall in no way be affected or impaired by reason of the occurrence from time to time of any of the following with respect to the Documents, or any other documents establishing or evidencing the Guaranty Obligations or this Guaranty (collectively, the "Instruments"):

              (i) The waiver of the performance or observance by CXI of any agreement, covenant, term or condition to be performed or observed by it;

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

              (ii) The extension of the time for the payment of any sums owing or payable under the Instruments or the time for the performance of any other obligation under or arising out of or on account of the Instruments;

              (iii) The supplementing, modification or amendment (whether material or otherwise) of any of the instruments or any of the Obligations of CXI set forth in any of the Instruments or any other documents establishing or evidencing the Guaranty Obligations;

              (iv) Any failure, omission, delay or lack on the part of Lender or any other person to enforce, assert or exercise any right, power or remedy conferred on Lender, or such other person in or by virtue of any of the Instruments, or any action on either such Lender's or such other person's part in granting indulgence or extension in any form;

              (v) The release of any Collateral under this Guaranty, or the release, modification, waiver or failure to enforce any other guaranty, indemnity, pledge or security device whatsoever;

              (vi) The voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar application or proceeding affecting, CXI or any of its assets;

              (vii) The sale, transfer or conveyance of any of the Collateral or any part thereof or any interest therein to any party, whether now or hereafter having or acquiring an interest in the Collateral;

              (viii) The release of CXI from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Instruments, whether by operation of law, or otherwise.

         (f) Notice of acceptance of this Guaranty, presentment, diligence, demand for payment, protest, notice of default or nonpayment, notice of dishonor, notice of protest, and all other notices and demands are hereby waived by Guarantor.

         (g) Guarantor hereby waives, to the extent permitted by law, any and all legal requirements that Lender institute any action or proceeding at law or in equity against CXI, or anyone else, or exhaust their remedies against CXI, or anyone else, in respect of the Guaranty Obligations or the Documents or in respect of any other security held by Lender as a condition precedent to bringing an action or proceeding against Guarantor under this Guaranty.

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

         (h) In the event that Guarantor shall advance or become obligated to pay any sums under this Guaranty, or in the event that for any reason whatsoever CXI is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that Guarantor shall not be entitled to enforce or receive payment thereof until all such sums owed to Lender have been paid. Nothing contained herein is intended or shall be construed to give Guarantor any right of subrogation in or under the Documents or any right to participate in any way therein, or in the right, title or interest of Lender in or to the Collateral, notwithstanding any payments made by Guarantor under this Guaranty until Lender shall have been paid in full for all of the Guaranty Obligations.

Section 2.  Events of Default.
            -----------------

         If any of the following events occur and is continuing, then an "Event of Default" under this Guaranty shall have occurred and Lender shall have all rights and remedies available to it under this Guaranty against the Guarantor, at law or in equity:

         (a) If any Guarantor defaults in the performance or observance of any agreement, covenant term or condition contained in this Guaranty; or

         (b) If there occurs an Event of Default as defined in the Note or if CXI or Guarantor breaches any material covenant set forth in the Documents.

Section 3.  Miscellaneous.
            --------------

         (a) No delay on the part of Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right hereunder or the failure to exercise same in any instance preclude other or further exercise thereof or the exercise of any other power or right; nor shall Lender be liable for exercising or failing to exercise any such power or right. The rights and remedies hereunder expressly specified are cumulative and not exclusive of any rights or remedies that Lender may or will otherwise have.

         (b) Guarantor agrees and acknowledges that the Guarantor's liability under this Guaranty is absolute and that no set off, recoupment, claim, reduction or diminution of any obligation, or any defense of any kind or nature, which the Guarantor or CXI may now or in the future may have against the Lender shall be available to the Guarantor against the Lender, except that the Guarantor may assert as a defense against the Lender only full payment or performance by CXI of all Guaranty Obligations.

         (c) This Guaranty shall continue as to the Guarantor until the Note is satisfied in full and all Obligations of CXI to the Lender have been satisfied, including any of CXI's obligations, warranties and representations that survive payment in full and the termination of the Documents. In addition, this Guaranty shall continue as to the Guarantor until all such sums received by Lender are not subject to recision or repayment upon the bankruptcy, insolvency or reorganization of any CXI and/or CASI.

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

         (d) If after receipt of any payment or proceeds on account of the payment of all or any part of the Guaranty Obligations hereby guaranteed, Lender is for any reason compelled to surrender or voluntarily surrenders, such payment or proceeds to any person (a) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds, or (b) for any other reason, including without limitation (i) any judgment, decree or order of any Court or administrative body having jurisdiction over Lender or any of its property, or (ii) any settlement or compromise of any such claim effected by Lender with any such claimant (including CXI), then the Guaranty Obligations hereby guaranteed or any part thereof intended to be satisfied shall be reinstated and continue and this Guaranty shall continue in full force as if such payment or proceeds had not been received by Lender, notwithstanding any revocation thereof or the cancellation of any note or other instrument evidencing any obligation hereby guaranteed or otherwise; and Guarantor shall be liable to pay to Lender, and hereby agrees to indemnify Lender and hold Lender harmless for, from and against the amount of such payment or proceeds so surrendered and all expenses (including all attorneys' fees, court costs and expenses attributable thereto) incurred by Lender in the defense of any claim made against Lender that any payment or proceeds received by Lender in respect of all or any part of the obligations hereby guaranteed must be surrendered. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of CXI by virtue of any payment, court order or any federal or state law.

         (e) GUARANTOR EXPRESSLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY. THIS WAIVER APPLIES TO ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS AND PROCEEDINGS, INCLUDING PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR EXPRESSLY ACKNOWLEDGES THAT NEITHER LENDER, NOR ANY PERSON ACTING ON BEHALF OF LENDER, HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER ACKNOWLEDGE THAT GUARANTOR HAS BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF GUARANTOR'S OWN FREE WILL, AND THAT GUARANTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. GUARANTOR FURTHER ACKNOWLEDGES THAT GUARANTOR HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS GUARANTY AND, SPECIFICALLY, THIS WAIVER PROVISION.

         (f) All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes either by hand delivery, facsimile or sent by recognized overnight courier or by United States registered mail, postage or fee prepaid, if to Lender at its address above stated, and in the

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

case of Guarantor to the attention of Guarantor at the respective address stated above, or at such other address of which either Guarantor or Lender shall have notified the other of them in writing as aforesaid. All such notices shall be deemed given three (3) business days after delivery to the United States Post Office registry clerk or if sent by overnight courier on the next business day or if delivered by hand or by facsimile upon receipt thereof.

         (g) This instrument, together with the Documents and the other documents establishing or evidencing the Guaranty Obligations, represents the entire agreement between the parties with respect to the subject matter hereof, and this Guaranty may not be modified or amended except by a writing duly executed by the party to be charged.

         (h) In the event that any provision of this Guaranty or the application thereof to Guarantor or any circumstance in any jurisdiction governing this Guaranty shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Guaranty and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Guaranty.

         (i) All guarantees, indemnities, covenants, warranties, representations and agreements contained in this Guaranty shall bind the heirs, executors, and successors of Guarantor, and shall inure to the benefit of Lender and its successors and assigns.

         (j) This Guaranty may not be assigned by Guarantor.

         (k) This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of law principles.

         (l) This Guaranty may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart.

         (m) The undersigned shall pay to Lender all costs and expenses, including without limitation all reasonable attorneys' fees and costs of litigation, incurred by Lender in connection with the enforcement of the terms of this Guaranty.

         (n) The Guarantor is presently informed of the financial condition of CXI and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment or performance of the Guaranty Obligations.

                            [Signature Page Follows]


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

         IN WITNESS WHEREOF, this Guaranty was executed and delivered by Guarantor as of the date first above written.

                                 COMMODORE ADVANCED
                                 SCIENCES, INC.


                                 By: /s/ James M. DeAngelis
                                     ----------------------
                                     James M. DeAngelis
                                     Chief Financial Officer





STATE OF RHODE ISLAND           )
                                ) ss.:
COUNTY OF NEWPORT               )


         On this 9th day of April, 2005, before me, the undersigned, personally appeared James M. DeAngelis, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                 /s/ Elena Perkins - Bank of America
                                 -----------------------------------
                                 Notary Public



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